UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019 (January 22, 2019)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On January 22, 2019, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended December 31, 2018. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.

NON-GAAP FINANCIAL MEASURES (Unaudited)
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2017	2018	2017

Core non-interest expense:
Total non-interest expense	$30,956	$30,829	$27,406	$125,977	$107,975
Less: acquisition-related expenses	382	675	341	7,262	341
Less: pension settlement charges	91	176	242	267	242
Core non-interest expense	$30,483	$29,978	$26,823	$118,448	$107,392

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2017	2018	2017

Efficiency Ratio:
Total non-interest expense	$30,956	$30,829	$27,406	$125,977	$107,975
Less: amortization of other intangible assets	861	862	913	3,338	3,516
Adjusted total non-interest expense	30,095	29,967	26,493	122,639	104,459

Total non-interest income	14,177	14,353	13,739	56,754	55,573
Less: net gain (loss) on investment securities	—	—	764	(146)	2,983
Less: net (loss) gain on asset disposals and other transactions	(15)	12	(144)	(334)	(63)
Adjusted total non-interest income	14,192	14,341	13,119	57,234	52,653

Net interest income	34,121	33,324	29,122	129,612	113,377
Add: fully tax-equivalent adjustment (a)	212	221	440	881	1,912
Net interest income on a fully tax-equivalent basis	34,333	33,545	29,562	130,493	115,289

Adjusted revenue	$48,525	$47,886	$42,681	$187,727	$167,942

Efficiency ratio	62.02%	62.58%	62.07%	65.33%	62.20%

Efficiency Ratio Adjusted for Non-core Items:
Core non-interest expense	$30,483	$29,978	$26,823	$118,448	$107,392
Less: amortization of other intangible assets	861	862	913	3,338	3,516
Adjusted core non-interest expense	29,622	29,116	25,910	115,110	103,876

Adjusted revenue	$48,525	$47,886	$42,681	$187,727	$167,942

Efficiency ratio adjusted for non-core items	61.04%	60.80%	60.71%	61.32%	61.85%

(a) Based on a 21% federal statutory corporate income tax rate for the 2018 periods, and a 35% federal statutory corporate income tax rate for the 2017 periods.

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands, except per share data)	2018	2018	2018	2018	2017

Tangible Equity:
Total stockholders' equity	$520,798	$504,290	$499,339	$456,815	$458,592
Less: goodwill and other intangible assets	162,085	163,401	163,953	143,820	144,576
Tangible equity	$358,713	$340,889	$335,386	$312,995	$314,016

Tangible Assets:
Total assets	$3,992,112	$4,003,089	$3,972,091	$3,634,929	$3,581,686
Less: goodwill and other intangible assets	162,085	163,401	163,953	143,820	144,576
Tangible assets	$3,830,027	$3,839,688	$3,808,138	$3,491,109	$3,437,110

Tangible Book Value per Common Share:
Tangible equity	$358,713	$340,889	$335,386	$312,995	$314,016
Common shares outstanding	19,565,029	19,550,014	19,528,952	18,365,035	18,287,449

Tangible book value per common share	$18.33	$17.44	$17.17	$17.04	$17.17

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$358,713	$340,889	$335,386	$312,995	$314,016
Tangible assets	$3,830,027	$3,839,688	$3,808,138	$3,491,109	$3,437,110

Tangible equity to tangible assets	9.37%	8.88%	8.81%	8.97%	9.14%

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2017	2018	2017

Pre-Provision Net Revenue:
Income before income taxes	$16,367	$15,546	$14,340	$54,941	$57,203
Add: provision for loan losses	975	1,302	1,115	5,448	3,772
Add: loss on debt extinguishment	—	—	—	13	—
Add: net loss on OREO	30	—	105	21	116
Add: net loss on investment securities	—	—	—	146	—
Add: net loss on other assets	15	—	39	224	—
Less: net gain on investment securities	—	—	764	—	2,983
Less: net gain on other assets	—	12	—	76	53
Pre-provision net revenue	$17,387	$16,836	$14,835	$60,717	$58,055

Total average assets	3,990,989	3,998,254	3,562,243	3,872,488	3,510,274

Pre-provision net revenue to total average assets (annualized)	1.73%	1.67%	1.65%	1.57%	1.65%

NON-GAAP FINANCIAL MEASURES (Unaudited) -- (Continued)

	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(Dollars in thousands)	2018	2018	2017	2018	2017

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$13,897	$12,725	$9,001	$46,255	$38,471
Add: amortization of other intangible assets	861	862	913	3,338	3,516
Less: tax effect (a) of amortization of other intangible assets	181	181	320	701	1,231
Net income excluding amortization of other intangible assets	$14,577	$13,406	$9,594	$48,892	$40,756

Days in the period	92	92	92	365	365
Days in the year	365	365	365	365	365
Annualized net income	$55,135	$50,485	$35,710	$46,255	$38,471
Annualized net income excluding amortization of other intangible assets	$57,833	$53,187	$38,063	$48,892	$40,756

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$508,548	$501,785	$458,648	$488,795	$450,379
Less: average goodwill and other intangible assets	162,790	163,615	143,942	158,115	144,696
Average tangible stockholders' equity	$345,758	$338,170	$314,706	$330,680	$305,683

Return on Average Stockholders' Equity Ratio:
Annualized net income	$55,135	$50,485	$35,710	$46,255	$38,471
Average stockholders' equity	$508,548	$501,785	$458,648	$488,795	$450,379

Return on average stockholders' equity	10.84%	10.06%	7.79%	9.46%	8.54%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$57,833	$53,187	$38,063	$48,892	$40,756
Average tangible stockholders' equity	$345,758	$338,170	$314,706	$330,680	$305,683

Return on average tangible stockholders' equity	16.73%	15.73%	12.09%	14.79%	13.33%

(a) Tax effect is calculated using a 21% federal statutory corporate income tax rate for the 2018 periods and a 35% federal statutory corporate income tax rate for the 2017 periods.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on January 22, 2019 to discuss results of operations for the quarter and year period ended December 31, 2019

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 25, 2019	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer